MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST             Two World Trade Center
LETTER TO THE SHAREHOLDERS June 30, 2000                                   New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economic expansion stayed on course during the six-month period ended June 30, 2000. Real personal consumption accelerated and unemployment reached a 30-year low. At the same time, a surge in oil prices heightened the risk of inflation. In response, the Federal Reserve Board took added steps toward a more restrictive monetary policy. The Fed raised the federal funds rate target three times, by a total of 100 basis points, since February 2000, bringing the rate to a nine-year high of 6.50 percent.

MUNICIPAL MONEY MARKET OVERVIEW

The rise in tax-free money market yields continued over the first half of 2000, though at a slower pace than during the latter half of 1999. Yields for both variable-rate and fixed-rate municipal money market instruments increased by some 50 basis points on average from the previous six-month period. However, the movement of yields was subject to the usual fluctuations stemming from seasonal changes in the direction of cash flows. The trend toward higher interest rates was interrupted in early January when heavy demand from new cash in the market caused rates to drop temporarily. The rise in yields resumed when demand subsided later in the month. Another marked departure from the measured pace toward higher yields occurred in conjunction with the tax-payment season, lasting from late April into early May, when yields took an exaggerated spike upward.

The Bond Buyer One Year Note Index, a benchmark indicator for the longest maturities in the tax-free money market sector, dropped modestly from 3.97 percent to 3.91 percent, its low for the first half of the year, during the first week of January. The Index moved upward moderately to a level of 4.10 percent in mid April but then rose more than 50 basis points over the next several weeks to a high of 4.64 percent in mid May. The Index settled down again over the balance of the second quarter to end June at 4.29 percent for a net increase of 32 basis points over the six-month period. Over the 12-month period beginning in June 1999, when the Federal Reserve Board first embarked on a less accommodative monetary policy, the Index increased by 90 basis points, from 3.39 percent to 4.29 percent.

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
LETTER TO THE SHAREHOLDERS June 30, 2000, continued


Although yields for daily and weekly variable rate demand obligations (VRDOs) also rose, their yield swings were much more pronounced because these instruments are the ones utilized most frequently to meet changing cash flows. Weekly VRDO yields moved over a range of nearly 300 basis points during the six-month period, from a low of 2.95 percent in early January to a high of 5.85 percent in early May. In a year-over-year comparison, the average yield for weekly VRDOs rose from 3.30 percent in June 1999 to 4.40 percent in June 2000.

PORTFOLIO MANAGEMENT AND PERFORMANCE

Morgan Stanley Dean Witter New York Municipal Money Market Trust's annualized net investment income was 2.91 percent for the six-month period ended June 30, 2000. The Fund's 30-day moving average yield was 3.21 percent as of June 30, 2000.

On June 30, the Fund's net assets totaled $65 million with 76 percent of the Fund's portfolio invested in VRDOs. New York tax-exempt commercial paper and municipal notes, the two other types of securities utilized in the portfolio, comprised 22 percent and 2 percent of the portfolio, respectively. Portfolio holdings are continuously reviewed to maintain or improve creditworthiness. Particular effort is devoted to monitoring the credit quality of institutions that provide credit enhancement and liquidity facilities for our investments.

At the end of June the Fund's average maturity was 26 days, down from 36 days at the end of December. The Fund's average maturity is typically extended at midyear with the purchase of newly issued one-year tax and revenue anticipation notes (TRANs). However, our investments in TRANs were made more selectively this year. Healthy municipal government balance sheets reduced the available supply of cash flow notes. At the same time, a bias toward higher short-term interest rates made commitments to longer fixed-rate notes less desirable.

LOOKING AHEAD

We expect the Federal Reserve Board to maintain its vigilant stance in its efforts to contain inflation. Additional increases in short-term interest rates remain a possibility if the central bank feels that economic momentum is not slowing sufficiently. In this climate the Fund's average maturity is expected to remain within a short to moderate range.

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
LETTER TO THE SHAREHOLDERS June 30, 2000, continued


We appreciate your ongoing support of Morgan Stanley Dean Witter New York Municipal Money Market Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON    DEMAND
THOUSANDS                                                                 RATE+      DATE*       VALUE
---------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS
             (78.4%)
 $2,500     Babylon Industrial Development Agency, Ogden Martin System
             Ser 1998 (FSA).............................................   4.45%   07/10/00    $2,500,000
  3,150     Nassau County Industrial Development Agency, 1999 Cold
             Spring Harbor Laboratory...................................   4.45    07/03/00     3,150,000
  1,000     New York City, 1992 Ser B (FGIC)............................   4.75    07/03/00     1,000,000
            New York City Cultural Resources Trust,
  1,765      American Museum of Natural History Ser 1993 A (MBIA).......   4.45    07/10/00     1,765,000
  1,200      Museum of Broadcasting Ser 1989............................   4.40    07/10/00     1,200,000
  2,500     New York City Housing Development Corporation, James Tower
             1994 Ser A.................................................   4.50    07/10/00     2,500,000
            New York City Industrial Development Agency,
  1,500      National Audubon Society Inc Ser 1989......................   4.40    07/03/00     1,500,000
    950      The Columbia Grammar & Preparatory School Ser 1994.........   4.65    07/10/00       950,000
  2,000     New York City Transitional Finance Authority, Fiscal 1999
             Ser A Subser A-1...........................................   4.65    07/10/00     2,000,000
  2,200     New York Local Government Assistance Corporation, Ser 1994
             B..........................................................   4.35    07/10/00     2,200,000
            New York State Dormitory Authority,
  1,700      Cornell University Ser 1990 B..............................   4.45    07/03/00     1,700,000
  1,500      New York Public Library Ser 1998 B.........................   4.40    07/10/00     1,500,000
  2,800      Oxford University Press Inc Ser 1993.......................   4.50    07/03/00     2,800,000
    950      The Metropolitan Museum of Art Ser 1993 A..................   4.30    07/10/00       950,000
            New York State Energy Research & Development Authority,
  2,000      New York State Electric & Gas Corp Ser 1985 A..............   4.20    09/15/00     2,000,000
  1,000      New York State Electric & Gas Corp Ser 1994 D..............   4.50    07/03/00     1,000,000
            New York State Housing Finance Agency,
  2,500      150 East 44th Street 2000 Ser A (AMT)......................   4.70    07/10/00     2,500,000
  2,000      East 84th Street Ser A (AMT)...............................   4.50    07/10/00     2,000,000
  3,000      Normandie Court I Ser 1991 (AMT)...........................   4.45    07/10/00     3,000,000
  3,000      Service Contract 1998 Ser A................................   4.65    07/10/00     3,000,000
  1,900     Niagara Falls Bridge Commission, Toll Bridge Refg Ser 1993 A
             (FGIC).....................................................   4.45    07/10/00     1,900,000
  1,400     Port Authority of New York & New Jersey, Ser 2..............   4.30    07/03/00     1,400,000
  2,000     St Lawrence County Industrial Development Agency, Reynolds
             Metals Co Ser 1995 (AMT)**.................................   4.90    07/10/00     2,000,000
  2,500     Suffolk County Water Authority, Ser 1997 BANs...............   4.55    07/10/00     2,500,000
  1,000     Yonkers Industrial Development Agency, Sarah Lawrence
             College Ser 1997 (MBIA)....................................   4.65    07/10/00     1,000,000

            PUERTO RICO
  3,000     Puerto Rico Highway & Transportation Authority,
             Transportation 1998 Ser A (AMBAC)..........................   4.25    07/10/00     3,000,000
                                                                                               ----------

            TOTAL NEW YORK TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL
             OBLIGATIONS
            (Cost $51,015,000)..............................................................   51,015,000
                                                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued


                                                                                                 YIELD TO
PRINCIPAL                                                                                        MATURITY
AMOUNT IN                                                                 COUPON    MATURITY    ON DATE OF
THOUSANDS                                                                  RATE       DATE       PURCHASE       VALUE
------------------------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT COMMERCIAL PAPER (22.9%)
 $1,000     Long Island Power Authority, Electric System Subser 3.......   4.00%    08/21/00       4.00%     $1,000,000
            Metropolitan Transportation Authority,
  1,000      Transit Facilities Ser CP-1 Subser B BANs..................   3.90     07/26/00       3.90       1,000,000
  1,000      Transit Facilities Ser CP-1 Subser B BANs..................   4.45     08/10/00       4.45       1,000,000
    900      Transit Facilities Ser CP-1 Subser B BANs..................   4.45     09/07/00       4.45         900,000
  1,000     New York City, 1994 Ser H Subser H-3 (FSA)..................   4.40     10/12/00       4.40       1,000,000
            New York State Dormitory Authority,
  1,500      Columbia University 1997 Issue.............................   4.10     08/14/00       4.10       1,500,000
  1,500      Columbia University 1997 Issue.............................   4.05     09/12/00       4.05       1,500,000
            New York State Environmental Quality,
  1,000      Ser 1997 A.................................................   3.80     07/13/00       3.80       1,000,000
  2,000      Ser 1998 A.................................................   4.05     08/09/00       4.05       2,000,000
            New York State Power Authority,
  1,000      Ser 2......................................................   3.90     07/11/00       3.90       1,000,000
  1,000      Ser 2......................................................   4.50     08/08/00       4.50       1,000,000

            PUERTO RICO
            Puerto Rico Government Development Bank,
  1,000      Ser 1996...................................................   3.60     07/20/00       3.60       1,000,000
  1,000      Ser 1996...................................................   3.40     08/10/00       3.40       1,000,000
                                                                                                             ----------

            TOTAL NEW YORK TAX-EXEMPT COMMERCIAL PAPER
            (Cost $14,900,000)............................................................................   14,900,000
                                                                                                             ----------

            NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL NOTE (2.3%)
  1,500     Massapequa Union Free School District, Ser 2000-2001 TANs,
             dtd 07/11/00 (WI) (Cost $1,507,860)........................   5.00     06/26/01       4.43       1,507,860
                                                                                                             ----------

            TOTAL INVESTMENTS (Cost $67,422,860) (a).............................................. 103.6%    67,422,860

            LIABILITIES IN EXCESS OF OTHER ASSETS.................................................. (3.6)    (2,376,752)
                                                                                                   -----     ----------

            NET ASSETS............................................................................ 100.0%   $65,046,108
                                                                                                   =====     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued


---------------------

   AMT      Alternative Minimum Tax.
   BANs     Bond Anticipation Notes.
   TANs     Tax Anticipation Notes.
    WI      Security purchased on a "when-issued" basis.
    +       Rate shown is the rate in effect at June 30, 2000.
    *       Date on which the principal amount can be recovered through demand.
    **      This security has been segregated in connection with the
            purchase of a "when-issued" security.
   (a)      Cost is the same for federal income tax purposes.

Bond Insurance:
  AMBAC     AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (cost $67,422,860).........................................    $67,422,860
Cash........................................................         83,483
Interest receivable.........................................        310,912
Prepaid expenses............................................         18,357
                                                                -----------

    TOTAL ASSETS............................................     67,835,612
                                                                -----------

LIABILITIES:
Payable for:
    Investments purchased...................................      1,507,860
    Shares of beneficial interest repurchased...............      1,172,225
    Investment management fee...............................         27,768
    Plan of distribution fee................................          5,554
Accrued expenses............................................         76,097
                                                                -----------

    TOTAL LIABILITIES.......................................      2,789,504
                                                                -----------

    NET ASSETS..............................................    $65,046,108
                                                                ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................    $65,046,047
Accumulated undistributed net investment income.............             61
                                                                -----------

    NET ASSETS..............................................    $65,046,108
                                                                ===========

NET ASSET VALUE PER SHARE,
 65,046,047 shares outstanding
 (unlimited shares authorized of $.01 par value)............          $1.00
                                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $1,280,069
                                                              ----------

EXPENSES
Investment management fee...................................     169,655
Plan of distribution fee....................................      33,465
Professional fees...........................................      30,802
Shareholder reports and notices.............................      24,967
Transfer agent fees and expenses............................      18,896
Trustees' fees and expenses.................................       8,833
Custodian fees..............................................       2,782
Registration fees...........................................       1,611
Other.......................................................       1,533
                                                              ----------

    TOTAL EXPENSES..........................................     292,544

Less: expense offset........................................      (2,782)
                                                              ----------

    NET EXPENSES............................................     289,762
                                                              ----------

NET INVESTMENT INCOME.......................................  $  990,307
                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE SIX
                                                      MONTHS ENDED    FOR THE YEAR
                                                       JUNE 30,          ENDED
                                                         2000        DECEMBER 31, 1999
--------------------------------------------------------------------------------------
                                                      (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................  $   990,307      $  1,628,426

Dividends to shareholders from net investment
 income.............................................     (990,257)       (1,628,484)

Net increase (decrease) from transactions in shares
 of beneficial interest.............................    3,037,404       (15,071,140)
                                                      -----------      ------------

    NET INCREASE (DECREASE).........................    3,037,454       (15,071,198)

NET ASSETS:
Beginning of period.................................   62,008,654        77,079,852
                                                      -----------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $61 and $11, respectively)...................  $65,046,108      $ 62,008,654
                                                      ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter New York Municipal Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on March 20, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375%

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited) continued


to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of daily net assets exceeding $3 billion.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2000, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2000 aggregated $90,472,860 and $84,650,000, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,808. At June 30, 2000, the

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited) continued


Fund had an accrued pension liability of $49,883 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                               FOR THE SIX      FOR THE YEAR
                                                              MONTHS ENDED          ENDED
                                                              JUNE 30, 2000   DECEMBER 31, 1999
                                                              -------------   -----------------
                                                               (unaudited)
Shares sold.................................................    96,547,458        145,147,248
Shares issued in reinvestment of dividends..................       990,257          1,628,484
                                                              ------------      -------------
                                                                97,537,715        146,775,732
Shares repurchased..........................................   (94,500,311)      (161,846,872)
                                                              ------------      -------------
Net increase (decrease) in shares outstanding...............     3,037,404        (15,071,140)
                                                              ============      =============

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                      FOR THE YEAR ENDED DECEMBER 31,
                                             MONTHS ENDED    --------------------------------------------------------------------
                                             JUNE 30, 2000     1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
                                              (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period.......      $ 1.00       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                 ------       ------         ------         ------         ------         ------

Net income from investment operations......       0.015        0.023          0.025          0.026          0.025          0.028

Less dividends from net investment
 income....................................      (0.015)      (0.023)        (0.025)        (0.026)        (0.025)        (0.028)
                                                 ------       ------         ------         ------         ------         ------

Net asset value, end of period.............      $ 1.00       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                 ======       ======         ======         ======         ======         ======

TOTAL RETURN...............................        1.47%(1)     2.29%          2.53%          2.68%          2.53%          2.84%

RATIOS TO AVERAGE NET ASSETS:
Expenses...................................        0.86%(2)(3)  0.88%(3)       0.87%(3)       0.96%(3)       0.95%(3)       1.01%(3)

Net investment income......................        2.91%(2)     2.25%          2.48%          2.64%          2.48%          2.79%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....     $65,046      $62,009        $77,080        $49,336        $40,758        $39,108

---------------------
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of the expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
NEW YORK
MUNICIPAL MONEY
MARKET TRUST
[ART]
SEMIANNUAL REPORT
JUNE 30, 2000